UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

April 27, 2005

MICROCHIP TECHNOLOGY INCORPORATED

(Exact Name Of Registrant As Specified In Its Charter)

Delaware	0-21184	86-0629024
(State Or Other Jurisdiction Of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

2355 West Chandler Boulevard, Chandler, Arizona  85224-6199

(Address Of Principal Executive Offices)

(480) 792-7200

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

The information pursuant to Item 2.02 in this report on Form 8-K is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.

On April 27, 2005, we announced the results of our operations for the fiscal year ended March 31, 2005. The complete release is attached to this report as Exhibit 99.1.

Item 8.01. Other Events.

On April 27, 2005, we announced a cash dividend of $0.095 per share on our common stock.  The cash dividend is payable on June 3, 2005 to stockholders of record on May 13, 2005.

A copy of the press release announcing the dividend is filed as Exhibit 99.1 to this report on Form 8-K.

Item 9.01.              Financial Statements and Exhibits.

(c)	Exhibits

	99.1	April 27, 2005 Press Release: Microchip Technology Announces Record Net Sales and Earnings For Fiscal Year 2005; Financial Results and Quarterly Cash Dividend For Fourth Quarter Fiscal Year 2005

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Microchip Technology Incorporated
(Registrant)

Dated April 27, 2005	By:	/s/ Gordon W. Parnell
Gordon W. Parnell
Vice President, Chief Financial Officer
(Principal Accounting and Financial Officer)

EXHIBITS

99.1	April 27, 2005 Press Release: Microchip Technology Announces Record Net Sales and Earnings For Fiscal Year 2005; Financial Results and Quarterly Cash Dividend For Fourth Quarter Fiscal Year 2005